ASTON/River Road Independent Value Fund

Summary Prospectus – April 6, 2011	Ticker: Class N–ARIVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/FormsProspectuses/Prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated December 28, 2010, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term total return.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.90	%(a)
Total Annual Fund Operating Expenses	2.15%
Fee Waiver and/or Expense Reimbursement	(0.73	)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42	%(b)
(a)	Estimated for the current fiscal year based on an estimated asset size of $20 million.
(b)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2012 at the rate shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2012, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the fiscal year end during which such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed from commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains at or below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years
Class N Shares	$145	$603

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks and other equity securities that the portfolio manager believes are undervalued. Under normal circumstances, the Fund typically invests in smaller cap companies with market capitalizations between $100 million and $5 billion. The Fund’s equity investments consist primarily of common stock but may also include other types of equity such as preferred stock, convertible securities and REITs. Cash is a residual of the investment process. When the portfolio manager is unable to find investment opportunities that meet the Fund’s criteria, the Fund may have significant cash balances. The portfolio manager employs a value driven, bottom-up fundamental approach that seeks to identify companies with certain characteristics including:

■	Priced at a discount to absolute value
■	Considered high quality by the portfolio manager
■	Strong balance sheet
■	Consistent free cash flow
■	Valuation confidence

Aston Funds	1	Summary Prospectus

The portfolio manager generally emphasizes a high quality portfolio and seeks absolute return while minimizing downside portfolio risk. As a result, the Fund’s returns may vary significantly from its benchmark index. To manage risk, the portfolio manager adheres to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Risk. Convertible preferred securities are subject to the risks of equity securities and fixed income securities. The lower the premium, the more likely the price of the convertible will follow the price of the underlying common stock. Higher premium convertibles are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower. In that case, the price of convertible preferred shares normally will fall as interest rates go up. Conversely, as rates fall, the price of convertible preferred shares will rise.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information will be included in the Fund’s semi-annual report dated April 30, 2011.

MANAGEMENT

Aston Asset Management, LP serves as investment adviser to the Fund. River Road Asset Management, LLC (“River Road” or “Subadviser”) serves as the subadviser to the Fund. Mr. Eric Cinnamond, CFA, Vice President of River Road and lead portfolio manager of River Road’s Independent Value Strategy, has served as the Portfolio Manager since the Fund’s inception in December 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, RI 02940), wire transfer, online access (www.astonfunds.com), or by telephone 800-992-8151. Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N - Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

RRIV311

Aston Funds	2	Summary Prospectus